UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2003

333-63768
(Commission File Number)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
OPERATING PARTNERSHIP, L.P.	FINANCE CORP
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

75-2648837	52-2321015
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

MERISTAR HOSPITALITY	MERISTAR HOSPITALITY
FINANCE CORP II	FINANCE CORP III
(Exact name of registrant as	(Exact name of registrant as
specified in its charter)	specified in its charter)

73-1658708	46-0467463
(I.R.S. Employer Identification No.)	(I.R.S. Employer Identification No.)

DELAWARE
(State or other jurisdiction of incorporation)

4501 NORTH FAIRFAX DRIVE
ARLINGTON, VIRGINIA 22203
(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 812-7200

ITEM 7.	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

99.1	Press Release, dated October 16, 2003, incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K filed by MeriStar Hospitality Corporation on October 17, 2003 (Commission File Number 1-11903).

ITEM 9.	REGULATION FD DISCLOSURE

     The registrants are furnishing the press release, which is attached as Exhibit 99.1 to this report and incorporated by reference into this item, announcing the closing of MeriStar Hospitality Corporation’s public offering of an additional 1,800,000 shares of common stock pursuant to an over-allotment option granted to MeriStar Hospitality Corporation’s underwriters in connection with its earlier offering of 12,000,000 shares of its common stock, which closed on September 29, 2003.

*	The information furnished under Item 9 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MERISTAR HOSPITALITY OPERATING PARTNERSHIP, L.P. MERISTAR HOSPITALITY FINANCE CORP. MERISTAR HOSPITALITY FINANCE CORP. II MERISTAR HOSPITALITY FINANCE CORP. III

By: MERISTAR HOSPITALITY CORPORATION, ITS GENERAL PARTNER

By: /s/ Jerome J. Kraisinger Jerome J. Kraisinger Executive Vice President, Secretary and General Counsel

Date: October 20, 2003